EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 12, 2008 TO THE

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007- MARKETPLUS PORTFOLIOS

This Supplement updates the above-referenced Supplement to the Prospectus relating to the MarketPLUS International Core Portfolio, MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Growth Portfolio and MarketPLUS Large Cap Core Portfolio (“Portfolios”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus as supplemented, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus, as supplemented and retain it for future reference.

Information Regarding Name Changes to Certain Portfolios of the Trust

Effective on or about May 1, 2008, the name of the Portfolios listed below will be changed the corresponding new name as set forth in the table below.

Existing Name	Proposed New Name
MarketPLUS International Core Portfolio	EQ/International Core PLUS Portfolio
MarketPLUS Large Cap Core Portfolio	EQ/Large Cap Core PLUS Portfolio
MarketPLUS Large Cap Growth Portfolio	EQ/Large Cap Growth PLUS Portfolio
MarketPLUS Mid Cap Value Portfolio	EQ/Mid Cap Value PLUS Portfolio